UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 26, 2011

ALEXANDER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

                On May 26, 2011, Alexander’s, Inc. (the “Company”) granted each of the members of its Board of Directors, 131 Deferred Stock Units.  The Deferred Stock Units were granted pursuant to the Company’s 2006 Omnibus Stock Plan which was approved by the Company’s stockholders in 2006.  The Deferred Stock Units entitle the holder to receive 131 shares of the Company’s common stock without the payment of any consideration.  The Deferred Stock Units vest immediately but the shares of common stock underlying the units are not deliverable to the grantee until the grantee is no longer serving on the Company’s Board of Directors.  A copy of the Deferred Stock Unit Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Alexander’s, Inc. 2006 Omnibus Stock Plan Deferred Stock Unit Grant Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President and Chief Financial Officer

Date: June 2, 2011

EXHIBIT INDEX

99.1        Alexander’s, Inc. 2006 Omnibus Stock Plan Deferred Stock Unit Grant Agreement.